EXHIBIT 32.1

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AND RULE 13a-14(b) OR RULE 15d-14(b)
OF THE U.S. SECURITIES EXCHANGE ACT OF 1934

In connection with the annual report of Viscount Systems, Inc. (the "Company") on Form 10-K/A for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on February 3, 2016 (the "Report"), I, Scott Sieracki, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 3, 2016	/s/ Scott Sieracki
Scott Sieracki
Chief Executive Officer
(Principal Executive Officer and
Principal Financial Officer)